Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2015	2016	2017	2018
Year ended December 31:
Total fee revenue	$8,351	$8,200	$9,001	$9,454
Net interest income	2,088	2,084	2,304	2,671
Gains (losses) related to investment securities, net	(6)	7	(39)	6
Total revenue	10,433	10,291	11,266	12,131
Provision for loan losses	12	10	2	15
Total expenses	8,050	8,077	8,269	9,015
Income before income tax expense	2,371	2,204	2,995	3,101
Income tax expense	398	67	839	508
Net income from non-controlling interest	—	1	—	—
Net income	1,973	2,138	2,156	2,593
Net income available to common shareholders	$1,841	$1,963	$1,972	$2,404
Per Common Share:
Diluted earnings per common share	$4.45	$4.96	$5.19	$6.39
Average diluted common shares outstanding (in thousands)	413,638	396,090	380,213	376,476
Cash dividends declared per common share	$1.32	$1.44	$1.60	$1.78
Closing price per share of common stock (at year end)	66.36	77.72	97.61	63.07
Average Balance Sheet:
Investment securities	$105,611	$100,738	$95,779	$88,070
Total assets	250,432	229,727	219,450	223,385
Total deposits	184,985	170,485	163,808	161,408
Ratios and Other Metrics:
Return on average common equity	9.8%	10.5%	10.6%	12.2%
Pre-tax margin	22.7	21.4	26.6	25.6
Pre-tax margin, excluding notable items(1)	26.6	26.2	28.7	28.8
Net interest margin, fully taxable-equivalent basis	1.03	1.13	1.29	1.47
Common equity tier 1 ratio(2)	12.5	11.7	12.3	12.1
Tier 1 capital ratio(2)	15.3	14.8	15.5	16.0
Total capital ratio(2)	17.4	16.0	16.5	16.8
Tier 1 leverage ratio(2)	6.9	6.5	7.3	7.2
Supplementary leverage ratio(2)	6.2	5.9	6.5	6.3
Assets under custody and/or administration (in trillions)	$27.51	$28.77	$33.12	$31.62
Assets under management (in trillions)	2.25	2.47	2.78	2.51

(1) Notable items include acquisition and restructuring costs, gains on sales, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18		1Q19 vs. 4Q18
Income Statement
Fee revenue(1)	$2,415	$2,395	$2,318	$2,326	$2,260	(6.4)%		(2.8)%
Net interest income(1)	643	659	672	697	673	4.7		(3.4)
Gains (losses) related to investment securities, net	(2)	9	(1)	—	(1)	(50.0)		—
Total revenue	3,056	3,063	2,989	3,023	2,932	(4.1)		(3.0)
Provision for loan losses	—	2	5	8	4	100.0		(50.0)
Total expenses(2)	2,268	2,170	2,091	2,486	2,293	1.1		(7.8)
Income before income tax expense	788	891	893	529	635	(19.4)		20.0
Income tax expense	129	158	129	92	127	(1.6)		38.0
Net income	659	733	764	437	508	(22.9)		16.2
Net income available to common shareholders	$603	$697	$708	$396	$452	(25.0)		14.1
Per Common Share:
Diluted earnings per common share	$1.62	$1.88	$1.87	$1.03	$1.18	(27.2)		14.6
Average diluted common shares outstanding (in thousands)	372,619	370,410	379,383	383,651	381,703	2.4		(0.5)
Cash dividends declared per common share	$.42	$.42	$.47	$.47	$.47	11.9		—
Closing price per share of common stock (as of quarter end)	99.73	93.09	83.78	63.07	65.81	(34.0)		4.3
Average for the quarter:
Investment securities	$95,362	$86,360	$85,623	$85,074	$88,273	(7.4)		3.8
Total assets	226,870	224,089	221,313	221,350	219,560	(3.2)		(0.8)
Total deposits	165,010	162,795	159,578	158,345	155,343	(5.9)		(1.9)
Securities On Loan (dollars in billions):
Average securities on loan	$397	$406	$386	$362	$368	(7.3)		1.7
End-of-period securities on loan	405	404	386	351	398	(1.7)		13.4
Ratios and Other Metrics:
Return on average common equity	12.8%	14.7%	14.0%	7.5%	8.7%	(410)	bps	120	bps
Pre-tax margin	25.8	29.1	29.9	17.5	21.7	(410)		420
Pre-tax margin, excluding notable items(3)	25.8	31.6	29.9	28.2	22.4	(340)		(580)
Net interest margin, fully taxable-equivalent basis	1.40	1.46	1.48	1.55	1.54	14		(1)
Common equity tier 1 ratio(4)	12.1	12.4	14.1	12.1	12.1	—		—
Tier 1 capital ratio(4)	15.4	15.7	17.9	16.0	15.9	50		(10)
Total capital ratio(4)	16.4	16.4	18.7	16.9	16.7	30		(20)
Tier 1 leverage ratio(4)	6.9	7.1	8.1	7.2	7.4	50		20
Supplementary leverage ratio(4)	6.0	6.2	7.1	6.3	6.6	60		30
Assets under custody and/or administration (in billions)	$33,284	$33,867	$33,996	$31,620	$32,643	(1.9)		3.2
Assets under management (in billions)	2,729	2,723	2,810	2,511	2,805	2.8		11.7

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2) 2Q18 includes repositioning charges of approximately $77 million, including approximately $61 million within compensation and employee benefits expense and $16 million within occupancy expense. 4Q18 expenses include repositioning charges of approximately $247 million, including approximately $198 million within compensation and employee benefits expense, $25 million within occupancy expense and $24 million of business exit costs.

(3) Notable items include acquisition and restructuring costs, gains on sales, and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Fee revenue:
Servicing fees	$1,421	$1,381	$1,333	$1,286	$1,251	(12.0)%	(2.7)%
Management fees	472	465	474	440	420	(11.0)	(4.5)
Foreign exchange trading services	304	315	288	294	280	(7.9)	(4.8)
Securities finance	141	154	128	120	118	(16.3)	(1.7)
Processing fees and other	77	80	95	186	191	148.1	2.7
Total fee revenue(1)	2,415	2,395	2,318	2,326	2,260	(6.4)	(2.8)
Net interest income:
Interest income	857	907	916	982	1,027	19.8	4.6
Interest expense(1)	214	248	244	285	354	65.4	24.2
Net interest income(1)	643	659	672	697	673	4.7	(3.4)
Gains (losses) related to investment securities, net	(2)	9	(1)	—	(1)	(50.0)	—
Total revenue	3,056	3,063	2,989	3,023	2,932	(4.1)	(3.0)
Provision for loan losses	—	2	5	8	4	100.0	(50.0)
Expenses:
Compensation and employee benefits	1,249	1,125	1,103	1,303	1,229	(1.6)	(5.7)
Information systems and communications	315	321	332	356	362	14.9	1.7
Transaction processing services(1)	254	257	248	226	242	(4.7)	7.1
Occupancy	120	124	110	146	116	(3.3)	(20.5)
Acquisition and restructuring costs	—	—	—	24	9	100.0	(62.5)
Amortization of other intangible assets	50	48	47	81	60	20.0	(25.9)
Other	280	295	251	350	275	(1.8)	(21.4)
Total expenses	2,268	2,170	2,091	2,486	2,293	1.1	(7.8)
Income before income tax expense	788	891	893	529	635	(19.4)	20.0
Income tax expense	129	158	129	92	127	(1.6)	38.0
Net income	$659	$733	$764	$437	$508	(22.9)	16.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18		1Q19 vs. 4Q18
Adjustments to net income:
Dividends on preferred stock	$(55)	$(36)	$(55)	$(41)	$(55)	—%		34.1%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—		—
Net income available to common shareholders	$603	$697	$708	$396	$452	(25.0)		14.1
Earnings per common share:
Basic	$1.64	$1.91	$1.89	$1.04	$1.20	(26.8)		15.4
Diluted	1.62	1.88	1.87	1.03	1.18	(27.2)		14.6
Average common shares outstanding (in thousands):
Basic	367,439	365,619	374,963	379,741	377,915	2.9		(0.5)
Diluted	372,619	370,410	379,383	383,651	381,703	2.4		(0.5)
Cash dividends declared per common share	$.42	$.42	$.47	$.47	$.47	11.9		—
Closing price per share of common stock (as of quarter end)	99.73	93.09	83.78	63.07	65.81	(34.0)		4.3
Financial ratios:
Effective tax rate	16.4%	17.7%	14.5%	17.4%	20.1%	370	bps	270	bps
Return on average common equity	12.8	14.7	14.0	7.5	8.7	(410)		120
Return on tangible common equity(4)	20.1	21.1	19.4	20.6	15.0	(510)		(560)
Pre-tax margin	25.8	29.1	29.9	17.5	21.7	(410)		420
Pre-tax margin, excluding notable items(5)	25.8	31.6	29.9	28.2	22.4	(340)		(580)

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2)1Q18 and 1Q19 contain approximately $148 million and $137million, respectively, in seasonal deferred incentive compensation costs.  4Q18 and 1Q19 include $313 million and $23 million, respectively, in notable items.  Excluding seasonal deferred incentive compensation costs and notable items, total expenses in 1Q19 increased 1% and decreased 2% from 1Q18 and 4Q18, respectively.

(3) 4Q18 includes notable expense items, CRD expenses and CRD intangible assets amortization of $313 million, $39 million and $18 million, respectively, and 1Q19 includes seasonal deferred incentive compensation, notable expense items, CRD expenses and CRD intangible asset amortization of $137 million, $23 million, $41 million and $15 million, respectively. Excluding these items, total expenses decreased 2% from 4Q18.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(5) Notable items include acquisition and restructuring costs and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As Of					% Change
(Dollars in millions, except per share amounts)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Assets:
Cash and due from banks	$2,546	$3,886	$4,145	$3,597	$4,469	75.5%	24.2%
Interest-bearing deposits with banks	79,418	76,366	63,618	73,040	53,864	(32.2)	(26.3)
Securities purchased under resale agreements	5,136	3,583	4,195	4,679	1,522	(70.4)	(67.5)
Trading account assets	1,178	1,160	1,001	860	856	(27.3)	(0.5)
Investment securities:
Investment securities available-for-sale	44,304	47,348	46,102	45,148	49,002	10.6	8.5
Investment securities held-to-maturity(1)	41,158	39,594	40,567	41,914	41,145	—	(1.8)
Total investment securities	85,462	86,942	86,669	87,062	90,147	5.5	3.5
Loans and leases, net(2)	29,528	24,069	23,312	25,722	23,311	(21.1)	(9.4)
Premises and equipment, net(3)	2,194	2,189	2,193	2,214	2,230	1.6	0.7
Accrued interest and fees receivable	3,183	3,086	3,196	3,203	3,277	3.0	2.3
Goodwill	6,068	5,973	6,016	7,446	7,549	24.4	1.4
Other intangible assets	1,578	1,500	1,461	2,369	2,208	39.9	(6.8)
Other assets	33,962	39,522	38,170	34,404	38,899	14.5	13.1
Total assets	$250,253	$248,276	$233,976	$244,596	$228,332	(8.8)	(6.6)
Liabilities:
Deposits:
Non-interest-bearing	$57,025	$52,316	$41,893	$44,804	$35,295	(38.1)	(21.2)
Interest-bearing -- U.S.	55,094	57,407	63,661	66,235	62,988	14.3	(4.9)
Interest-bearing -- Non-U.S.	79,398	76,940	62,644	69,321	64,188	(19.2)	(7.4)
Total deposits(4)	191,517	186,663	168,198	180,360	162,471	(15.2)	(9.9)
Securities sold under repurchase agreements	2,020	3,088	1,690	1,082	1,420	(29.7)	31.2
Other short-term borrowings	1,066	1,103	1,009	3,092	947	(11.2)	(69.4)
Accrued expenses and other liabilities	22,356	24,514	28,242	24,232	27,274	22.0	12.6
Long-term debt	10,944	10,387	10,335	11,093	11,182	2.2	0.8
Total liabilities	227,903	225,755	209,474	219,859	203,294	(10.8)	(7.5)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	—	—	494	494	494	100.0	—
Common stock, $1 par, 750,000,000 shares authorized(5)	504	504	504	504	504	—	—
Surplus	9,796	9,820	10,418	10,061	10,082	2.9	0.2
Retained earnings	19,262	19,806	20,336	20,553	20,911	8.6	1.7
Accumulated other comprehensive income (loss)	(1,074)	(1,488)	(1,711)	(1,356)	(1,180)	9.9	(13.0)
Treasury stock, at cost(6)	(9,334)	(9,317)	(8,735)	(8,715)	(8,969)	(3.9)	2.9
Total shareholders' equity	22,350	22,521	24,502	24,737	25,038	12.0	1.2
Total liabilities and equity	$250,253	$248,276	$233,976	$244,596	$228,332	(8.8)	(6.6)

	1Q18	2Q18	3Q18	4Q18	1Q19
(1) Fair value of investment securities held-to-maturity	$40,483	$38,805	$39,591	$41,351	$40,971
(2) Allowance for loan losses	54	55	60	67	70
(3) Accumulated depreciation for premises and equipment	4,005	3,999	4,110	4,152	3,937
(4) Average total deposits	165,010	162,795	159,578	158,345	155,343
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Treasury stock shares	138,472,445	138,052,038	124,390,135	123,932,918	127,158,927

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
     The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.

	Quarters										% Change
	1Q18		2Q18		3Q18		4Q18		1Q19		1Q19 vs. 1Q18	1Q19 vs. 4Q18
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$51,492	0.64%	$55,180	0.66%	$56,513	0.67%	$54,073	0.88%	$48,856	0.99%	(5.1)%	(9.6)%
Securities purchased under resale agreements(2)	2,872	10.89	2,474	13.20	2,932	11.77	3,320	10.69	2,775	14.33	(3.4)	(16.4)
Trading account assets	1,138	—	1,139	—	1,019	—	912	—	866	—	(23.9)	(5.0)
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	17,183	1.67	16,627	1.69	15,834	1.71	15,284	1.75	15,427	1.79	(10.2)	0.9
Mortgage-and asset-backed securities	28,307	2.59	31,064	2.70	32,962	2.82	36,462	3.03	39,216	3.06	38.5	7.6
State and political subdivisions	8,622	3.23	6,739	3.48	4,107	3.68	2,537	3.63	1,914	3.43	(77.8)	(24.6)
Other investments:
Asset-backed securities	19,543	1.78	12,471	2.24	11,259	2.30	10,144	2.48	9,078	2.47	(53.5)	(10.5)
Collateralized mortgage-backed securities and obligations	2,088	2.07	1,492	2.95	1,415	3.05	1,212	3.35	980	3.78	(53.1)	(19.1)
Other debt investments and equity securities	19,619	1.25	17,967	1.31	20,046	1.20	19,435	1.08	21,658	1.04	10.4	11.4
Total investment securities	95,362	2.03	86,360	2.21	85,623	2.21	85,074	2.31	88,273	2.30	(7.4)	3.8
Loans and leases	23,959	2.68	23,622	2.93	22,511	3.11	24,207	3.12	23,056	3.49	(3.8)	(4.8)
Other interest-earning assets	17,733	1.78	17,397	2.36	14,702	2.59	13,088	2.90	15,286	2.89	(13.8)	16.8
Total interest-earning assets	192,556	1.85	186,172	1.99	183,300	2.01	180,674	2.17	179,112	2.34	(7.0)	(0.9)
Cash and due from banks	3,081		3,978		3,067		2,591		3,078		(0.1)	18.8
Other assets	31,233		33,939		34,946		38,085		37,370		19.6	(1.9)
Total assets	$226,870		$224,089		$221,313		$221,350		$219,560		(3.2)	(0.8)
Liabilities:
Interest-bearing deposits:
U.S.	$48,638	0.28%	$50,276	0.37%	$57,558	0.51%	$63,153	0.64%	$64,531	0.83%	32.7	2.2
Non-U.S.(3)	78,582	0.15	76,307	0.23	67,741	0.06	60,097	0.16	59,775	0.26	(23.9)	(0.5)
Total interest-bearing deposits(3)	127,220	0.20	126,583	0.28	125,299	0.27	123,250	0.41	124,306	0.56	(2.3)	0.9
Securities sold under repurchase agreements	2,617	0.16	2,641	0.92	1,835	0.79	1,117	0.67	1,773	2.66	(32.3)	58.7
Other short-term borrowings	1,255	1.09	1,320	1.25	1,249	1.38	1,485	1.38	1,157	1.34	(7.8)	(22.1)
Long-term debt	11,412	3.37	10,649	3.66	10,375	3.84	10,323	3.72	10,955	3.89	(4.0)	6.1
Other interest-bearing liabilities	5,260	3.87	4,994	4.17	5,306	3.88	4,271	5.05	4,642	5.31	(11.7)	8.7
Total interest-bearing liabilities	147,764	0.59	146,187	0.68	144,064	0.67	140,446	0.80	142,833	1.00	(3.3)	1.7
Non-interest bearing deposits	37,790		36,212		34,279		35,095		31,037		(17.9)	(11.6)
Other liabilities	18,942		19,454		19,585		21,208		20,921		10.4	(1.4)
Preferred shareholders' equity	3,197		3,197		3,218		3,690		3,690		15.4	—
Common shareholders' equity	19,177		19,039		20,167		20,911		21,079		9.9	0.8
Total liabilities and shareholders' equity	$226,870		$224,089		$221,313		$221,350		$219,560		(3.2)	(0.8)
Excess of rate earned over rate paid		1.26%		1.31%		1.34%		1.37%		1.34%
Net interest margin		1.40%		1.46%		1.48%		1.55%		1.54%
Net interest income, fully taxable-equivalent basis		$664		$677		$684		$703		$678
Tax-equivalent adjustment		(21)		(18)		(12)		(6)		(5)
Net interest income, GAAP-basis(3)		$643		$659		$672		$697		$673

(1) Rates earned/paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.
(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $32 billion, $31 billion,$35 billion and $45 billion in the first, second, third and fourth quarters of 2018, respectively, and approximately $58 billion in the first quarter of 2019. Excluding the impact of netting, the average interest rates would be approximately 0.89%, 0.98%, 0.91% and 0.74% for the first, second, third and fourth quarters of 2018, respectively, and approximately 0.64% in the first quarter of 2019.

(3) Average rate includes the impact of FX swap expense of approximately $34 million, $42 million, $6 million and $24 million for the first, second, third and fourth quarters of 2018, respectively, and approximately $39 million in the first quarter of 2019. The first quarter of 2018 includes approximately $15 million of swap costs that were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.09%, 0.15%, 0.25% and 0.33% for the first, second, third and fourth quarters of 2018, respectively, and approximately 0.43% for the first quarter of 2019.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Assets Under Custody and/or Administration
By Product Classification:
Mutual funds	$7,503	$8,548	$8,717	$7,912	$8,586	14.4%	8.5%
Collective funds, including ETFs	9,908	9,615	9,646	8,999	9,436	(4.8)	4.9
Pension products	6,802	6,808	6,807	6,489	6,513	(4.2)	0.4
Insurance and other products	9,071	8,896	8,826	8,220	8,108	(10.6)	(1.4)
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	(1.9)	3.2
By Financial Instrument(1):
Equities	$19,198	$19,475	$20,070	$18,041	$18,924	(1.4)	4.9
Fixed-income	10,186	10,189	10,018	9,758	9,831	(3.5)	0.7
Short-term and other investments	3,900	4,203	3,908	3,821	3,888	(0.3)	1.8
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	(1.9)	3.2
By Geographic Location(2):
Americas	$24,336	$24,989	$25,157	$23,203	$23,979	(1.5)	3.3
Europe/Middle East/Africa	7,211	7,134	7,094	6,699	6,875	(4.7)	2.6
Asia/Pacific	1,737	1,744	1,745	1,718	1,789	3.0	4.1
Total Assets Under Custody and/or Administration	$33,284	$33,867	$33,996	$31,620	$32,643	(1.9)	3.2
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,894	$7,950	$8,086	$7,344	$7,966	15.5	8.5
Collective funds, including ETFs	8,189	7,602	7,455	6,936	7,445	(9.1)	7.3
Pension products	5,682	5,703	5,627	5,237	5,307	(6.6)	1.3
Insurance and other products	4,281	4,160	4,132	3,731	3,851	(10.0)	3.2
Total Assets Under Custody	$25,046	$25,415	$25,300	$23,248	$24,569	(1.9)	5.7
By Geographic Location(2):
Americas	$19,131	$19,545	$19,433	$17,652	$18,784	(1.8)	6.4
Europe/Middle East/Africa	4,617	4,557	4,561	4,309	4,462	(3.4)	3.6
Asia/Pacific	1,298	1,313	1,306	1,287	1,323	1.9	2.8
Total Assets Under Custody	$25,046	$25,415	$25,300	$23,248	$24,569	(1.9)	5.7

(1) Certain previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$94	$92	$96	$80	$85	(9.6)%	6.3%
Passive	1,576	1,575	1,693	1,464	1,696	7.6	15.8
Total Equity	1,670	1,667	1,789	1,544	1,781	6.6	15.3
Fixed-Income:
Active	79	79	80	81	88	11.4	8.6
Passive	354	358	343	341	341	(3.7)	—
Total Fixed-Income	433	437	423	422	429	(0.9)	1.7
Cash(1)	336	333	317	287	314	(6.5)	9.4
Multi-Asset-Class Solutions:
Active	18	18	20	19	22	22.2	15.8
Passive	128	126	125	113	125	(2.3)	10.6
Total Multi-Asset-Class Solutions	146	144	145	132	147	0.7	11.4
Alternative Investments(2):
Active	23	22	22	21	21	(8.7)	—
Passive	121	120	114	105	113	(6.6)	7.6
Total Alternative Investments	144	142	136	126	134	(6.9)	6.3
Total Assets Under Management	$2,729	$2,723	$2,810	$2,511	$2,805	2.8	11.7
By Geographic Location(3):
North America	$1,885	$1,897	$1,956	$1,731	$1,899	0.7	9.7
Europe/Middle East/Africa	511	495	476	421	447	(12.5)	6.2
Asia/Pacific	333	331	378	359	459	37.8	27.9
Total Assets Under Management	$2,729	$2,723	$2,810	$2,511	$2,805	2.8	11.7

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. We are not the investment manager for the SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but act as the marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$48	$46	$40	$43	$45	(6.3)%	4.7%
Cash	3	3	4	9	8	166.7	(11.1)
Equity	513	524	566	482	535	4.3	11.0
Fixed-Income	65	66	69	66	73	12.3	10.6
Total Exchange-Traded Funds	$629	$639	$679	$600	$661	5.1	10.2

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q18	2Q18	3Q18	4Q18	1Q19
North America - ICI Market Data(1)(2)(5)
Long Term Funds(3)	$38.0	$(28.3)	$(50.4)	$(308.8)	$47.3
Money Market	(52.2)	(51.7)	35.8	187.9	54.0
ETF	62.8	55.8	87.2	105.0	43.3
Total ICI Flows	$48.6	$(24.2)	$72.6	$(15.9)	$144.6

Europe - Broadridge Market Data(1)(4)(6)
Long Term Funds(3)	$160.5	$(24.9)	$(16.2)	$(171.5)	(50.0)
Money Market	(10.3)	(17.8)	(21.9)	62.4	19.8
Total Broadridge Flows	$150.2	$(42.7)	$(38.1)	$(109.1)	$(30.2)

(1) Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity.
(2) Source: Investment Company Institute.
Investment Company Institute (ICI) data includes selected funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus.

(3) The long-term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed-Income Asset Classes. The long-term fund flows reported by Broadridge are composed of the European, Middle-Eastern, and African market flows mainly in Equities, Fixed-Income and Multi Asset Classes.

(4) Source: © Copyright 2018, Broadridge Financial Solutions, Inc.
Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore, a market total is the sum of all the investment categories excluding the three funds of funds categories, as categorized by Broadridge (in-house, ex-house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds.

(5) 1Q19 data is on a rolling 3 month basis and includes January through March 2019 for North America (Investment Company Institute).
(6) 1Q19 data is on a rolling 3 month basis and includes December 2018, January and February 2019 for EMEA (Copyright 2018 Broadridge Financial Solutions, Inc.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

March 31, 2019	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	46%	15%	22%	8%	7%	1%	1%	$30.6	34.0%	$21	100% / 0%
Asset-backed securities	—	66	29	2	2	1	—	9.0	10.0	23	0% / 100%
Student loans	—	35	58	1	5	1	—	3.8	42.2	1
Credit cards	—	100	—	—	—	—	—	0.9	10.0	(19)
Auto & equipment	—	84	16	—	—	—	—	0.6	6.7	—
Non-U.S. residential mortgage backed securities	—	77	11	6	2	3	—	2.1	23.3	47
Collateralized loan obligation	—	100	—	—	—	—	—	1.5	16.7	(6)
Other	—	23	76	1	—	—	—	0.1	1.1	—
Mortgage-backed securities	100	—	—	—	—	—	—	39.6	44.0	(114)	98% / 2%
Agency MBS	100	—	—	—	—	—	—	39.4	99.5	(133)
Non-agency MBS	—	8	6	8	14	50	14	0.2	0.5	19
CMBS	81	19	—	—	—	—	—	4.0	4.4	(30)	41% / 59%
Corporate bonds	—	—	16	46	38	—	—	3.0	3.3	11	94% / 6%
Covered bonds	—	100	—	—	—	—	—	1.1	1.2	1	6% / 94%
Municipal bonds	—	25	68	7	—	—	—	0.9	1.0	14	100% / 0%
Clipper tax-exempt bonds/other	—	15	69	12	4	—	—	1.9	2.1	17	35% / 65%
Total Portfolio	64%	14%	13%	5%	4%	—%	—%	$90.1	100.0%	$(57)	84% / 16%

Book Value	$57.0	$12.8	$11.6	$4.4	$3.5	$0.4	$0.4

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At March 31, 2019, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $129 million, after-tax unrealized loss on securities held-to-maturity of $128 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $58 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

March 31, 2019			Book Value
(Dollars in billions)	Book Value	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$3.2	AA	$1.6	$0.5	$0.6	$0.2	$0.3	$—
Australia	2.8	AAA	0.6	1.0	—	0.2	0.2	0.8
Canada	2.2	AA	2.0	—	—	0.2	—	—
Germany	2.4	AAA	1.9	—	0.5	—	—	—
France	1.8	AA	1.0	—	0.4	0.2	0.2	—
Spain	1.6	BBB	1.4	0.1	0.1	—	—	—
Japan	1.3	A	1.3	—	—	—	—	—
Austria	1.3	AA	1.3	—	—	—	—	—
Netherlands	1.2	A	0.6	0.3	—	0.2	0.1	—
Ireland	1.3	AAA	1.3	—	—	—	—	—
Italy	1.0	BBB	0.8	0.2	—	—	—	—
Belgium	1.0	AA	0.8	—	—	—	0.2	—
Finland	0.8	AA	0.8	—	—	—	—	—
Hong Kong	0.3	AA	0.3	—	—	—	—	—
Other	0.9	AA	0.6	—	—	0.2	0.1	—
Total Non-U.S. Investments(2)	$23.1		$16.3	$2.1	$1.6	$1.2	$1.1	$0.8
U.S. Investments	67.0
Total Portfolio	$90.1

(1) Sovereign debt is reflected in the government / agency column.
(2) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters					% Change
(Dollars in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18		1Q19 vs. 4Q18
Fee Revenue:
Total fee revenue, GAAP-basis(1)	$2,415	$2,395	$2,318	$2,326	$2,260	(6.4)%		(2.8)%
Add: legal and related	—	—	—	8	—
Total fee revenue, excluding notable items	$2,415	$2,395	$2,318	$2,334	$2,260	(6.4)		(3.2)

Total Revenue:
Total revenue, GAAP-basis	$3,056	$3,063	$2,989	$3,023	$2,932	(4.1)%		(3.0)%
Add: legal and related	—	—	—	8	—
Total revenue, excluding notable items	$3,056	$3,063	$2,989	$3,031	$2,932	(4.1)		(3.3)

Expenses:
Total expenses, GAAP-basis	$2,268	$2,170	$2,091	$2,486	$2,293	1.1%		(7.8)%
Less: Notable expense items:
Acquisition and restructuring costs(2)	—	—	—	(24)	(9)
Repositioning charges(3)	—	(77)	—	(247)	—
Legal and related	—	—	—	(42)	(14)
Total expenses, excluding notable items	$2,268	$2,093	$2,091	$2,173	$2,270	0.1		4.5

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis(1)	$2,415	$2,395	$2,318	$2,326	$2,260	(6.4)%		(2.8)%
Total expenses, GAAP-basis	2,268	2,170	2,091	2,486	2,293	1.1		(7.8)
Fee operating leverage, GAAP-basis						(750)	pts	500	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,415	$2,395	$2,318	$2,334	$2,260	(6.4)%		(3.2)%
Total expenses, excluding notable items (as reconciled above)	2,268	2,093	2,091	2,173	2,270	0.1		4.5
Fee operating leverage, excluding notable items						(650)	pts	(770)	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,056	$3,063	$2,989	$3,023	$2,932	(4.1)%		(3.0)%
Total expenses, GAAP-basis	2,268	2,170	2,091	2,486	2,293	1.1		(7.8)
Operating leverage, GAAP-basis						(520)	pts	480	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,056	$3,063	$2,989	$3,031	$2,932	(4.1)%		(3.3)%
Total expenses, excluding notable items (as reconciled above)	2,268	2,093	2,091	2,173	2,270	0.1		4.5
Operating leverage, excluding notable items						(420)	pts	(780)	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except per Earnings per share, or where otherwise noted)	1Q18	2Q18	3Q18	4Q18	1Q19	1Q19 vs. 1Q18		1Q19 vs. 4Q18
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$603	$697	$708	$396	$452	(25.0)%		14.1%
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	24	9
Repositioning charges(3)	—	77	—	247	—
Legal and related	—	—	—	50	14
Tax impact of notable items	—	(16)	—	(73)	(2)
Net Income Available to Common Shareholders, excluding notable items	$603	$758	$708	$644	$473	(21.6)		(26.6)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.62	$1.88	$1.87	$1.03	$1.18	(27.2)%		14.6%
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	.04	0.02
Repositioning charges(3)	—	.16	—	.48	—
Legal and related	—	—	—	.12	0.04
Diluted earnings per share, excluding notable items	$1.62	$2.04	$1.87	$1.67	$1.24	(23.5)		(25.7)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	25.8%	29.1%	29.9%	17.5%	21.7%	(410)	pts	420	pts
Less: Notable items
Acquisition and restructuring costs(2)	—	—	—	0.8	0.3
Repositioning charges(3)	—	2.5	—	8.2	—
Legal and related	—	—	—	1.7	0.4
Pre-tax margin, excluding notable items	25.8%	31.6%	29.9%	28.2%	22.4%	(340)	pts	(580)	pts

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.
(2) Acquisition and restructuring costs of $9 million, consisting of acquisition costs related to Charles River Development of $13 million, partially offset by a $4 million accrual release for restructuring.

(3) Includes charges in 4Q18 that were previously disclosed as "Business exit: Channel Islands."

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2015	2016	2017	2018

Total revenue, GAAP-basis	$10,433	$10,291	$11,266	$12,131
Less: Gain on sale	(165)	(53)	(56)	—
Add: Impact of tax legislation	—	—	20	—
Add: Legal and related	—	43	—	8
Total revenue, excluding notable items	10,268	10,281	11,230	12,139

Provision for loan losses	12	10	2	15

Total expenses, GAAP-basis	8,050	8,077	8,269	9,015
Less:
Acquisition and restructuring costs	(25)	(209)	(266)	(24)
Legal and related	(432)	(56)	—	(42)
Repositioning charges(1)	(73)	11	—	(324)
Acceleration of deferred cash awards	—	(249)	—	—
Total expenses, excluding notable items	$7,520	$7,574	$8,003	$8,625

Income before income tax expense, GAAP-basis	$2,371	$2,204	$2,995	$3,101
Income before income tax expense, excluding notable items	2,736	2,697	3,225	3,499

Pre-tax margin, GAAP-basis	22.7%	21.4%	26.6%	25.6%
Pre-tax margin, excluding notable items	26.6	26.2	28.7	28.8

(1) Includes charges in 2015 and 2016 that were previously disclosed as "severance costs associated with staffing realignment" and charges in 2018 that were previously disclosed as "Business exit: Channel Islands."

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q18	4Q18	1Q19	1Q19 vs. 1Q18	1Q19 vs. 4Q18	1Q19 vs. 1Q18	1Q19 vs. 4Q18	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Fee revenue:
Servicing fees	$1,421	$1,286	$1,251	$(30)	$2	$1,281	$1,249	(9.9)%	(2.9)%
Management fees	472	440	420	(7)	2	427	418	(9.5)	(5.0)
Foreign exchange trading services	304	294	280	(1)	—	281	280	(7.6)	(4.8)
Securities finance	141	120	118	—	—	118	118	(16.3)	(1.7)
Processing fees and other(1)	77	186	191	(1)	1	192	190	149.4	2.2
Total fee revenue	2,415	2,326	2,260	(39)	5	2,299	2,255	(4.8)	(3.1)
Net interest income(1)	643	697	673	(11)	—	684	673	6.4	(3.4)
Gains (losses) related to investment securities, net	(2)	—	(1)	—	—	(1)	(1)	nm	nm
Total revenue	$3,056	$3,023	$2,932	$(50)	$5	$2,982	$2,927	(2.4)	(3.2)

Expenses:
Compensation and employee benefits	$1,249	$1,303	$1,229	$(24)	$4	$1,253	$1,225	0.3	(6.0)
Information systems and communications	315	356	362	(2)	—	364	362	15.6	1.7
Transaction processing services	254	226	242	(3)	—	245	242	(3.5)	7.1
Occupancy	120	146	116	(3)	—	119	116	(0.8)	(20.5)
Acquisition and restructuring costs	—	24	9	—	—	9	9	100.0	(62.5)
Amortization of other intangible assets	50	81	60	(1)	—	61	60	22.0	(25.9)
Other	280	350	275	—	—	275	275	(1.8)	(21.4)
Total expenses	$2,268	$2,486	$2,293	$(33)	$4	$2,326	$2,289	2.6	(7.9)

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q18	2Q18	3Q18	4Q18	1Q19
Consolidated total assets		$250,253	$248,276	$233,976	$244,596	$228,332
Less:
Goodwill		6,068	5,973	6,016	7,446	7,549
Other intangible assets		1,578	1,500	1,461	2,369	2,208
Cash balances held at central banks in excess of required reserves		62,901	64,640	51,707	62,867	44,294
Adjusted assets		179,706	176,163	174,792	171,914	174,281
Plus related deferred tax liabilities		477	465	461	464	464
Total tangible assets	A	$180,183	$176,628	$175,253	$172,378	$174,745
Consolidated total common shareholders' equity		$19,154	$19,325	$20,812	$21,047	$21,360
Less:
Goodwill		6,068	5,973	6,016	7,446	7,549
Other intangible assets		1,578	1,500	1,461	2,369	2,208
Adjusted equity		11,508	11,852	13,335	11,232	11,603
Plus related deferred tax liabilities		477	465	461	464	464
Total tangible common equity	B	$11,985	$12,317	$13,796	$11,696	$12,067
Tangible common equity ratio	B/A	6.7%	7.0%	7.9%	6.8%	6.9%

GAAP-basis:
Net income available to common shareholders		$603	$697	$708	$396	$452
Return on tangible common equity		20.1%	21.1%	19.4%	20.6%	15.0%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q18		2Q18		3Q18		4Q18		1Q19
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.7%	12.1%	11.5%
Tier 1 capital	15.4	13.7	15.7	14.3	17.9	16.4	16.0	15.5	15.9	15.0
Total capital	16.4	14.6	16.4	15.1	18.7	17.2	16.9	16.3	16.7	15.9
Tier 1 leverage	6.9	6.9	7.1	7.1	8.1	8.1	7.2	7.2	7.4	7.4

Supporting Calculations:
Common equity tier 1 capital	$11,950	$11,950	$12,223	$12,223	$13,703	$13,703	$11,580	$11,580	$11,899	$11,899
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,019	103,643
Common equity tier 1 risk-based capital ratio	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.7%	12.1%	11.5%

Tier 1 capital	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270	$15,589	$15,589
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,019	103,643
Tier 1 risk-based capital ratio	15.4%	13.7%	15.7%	14.3%	17.9%	16.4%	16.0%	15.5%	15.9%	15.0%

Total capital	$16,107	$16,179	$16,184	$16,257	$18,159	$18,228	$16,062	$16,131	$16,386	$16,460
Total risk-weighted assets	98,512	110,477	98,502	107,740	97,367	105,770	95,315	98,820	98,019	103,643
Total risk-based capital ratio	16.4%	14.6%	16.4%	15.1%	18.7%	17.2%	16.9%	16.3%	16.7%	15.9%

Tier 1 capital	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270	$15,589	$15,589
Adjusted quarterly average assets	219,582	219,582	216,896	216,896	214,103	214,103	211,924	211,924	210,099	210,099
Tier 1 leverage ratio	6.9%	6.9%	7.1%	7.1%	8.1%	8.1%	7.2%	7.2%	7.4%	7.4%
(1) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

		State Street	State Street Bank
As of March 31, 2019 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	A	$15,589	$17,196
On-and off-balance sheet leverage exposure		245,449	242,506
Less: regulatory deductions		(9,461)	(9,017)
Total assets for SLR	B	235,988	233,489
Supplementary Leverage Ratio	A/B	6.6%	7.4%

		State Street	State Street Bank
As of December 31, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	C	$15,270	$16,941
On-and off-balance sheet leverage exposure		250,629	247,770
Less: regulatory deductions		(9,426)	(8,989)
Total assets for SLR	D	241,203	238,781
Supplementary Leverage Ratio	C/D	6.3%	7.1%

		State Street	State Street Bank
As of September 30, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	E	$17,393	$19,012
On-and off-balance sheet leverage exposure		253,821	250,764
Less: regulatory deductions		(7,210)	(6,769)
Total assets for SLR	F	246,611	243,995
Supplementary Leverage Ratio	E/F	7.1%	7.8%

As of June 30, 2018 (Dollars in millions)		State Street	State Street Bank
		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	G	$15,419	$16,795
On-and off-balance sheet leverage exposure		257,354	254,588
Less: regulatory deductions		(7,194)	(6,755)
Total assets for SLR	H	250,160	247,833
Supplementary Leverage Ratio	G/H	6.2%	6.8%

As of March 31, 2018 (Dollars in millions)		State Street	State Street Bank
		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	I	$15,146	$16,296
On-and off-balance sheet leverage exposure		259,650	256,593
Less: regulatory deductions		(7,288)	(6,860)
Total assets for SLR	J	252,362	249,733
Supplementary Leverage Ratio	I/J	6.0%	6.5%